Fair Value Measurements	12 Months Ended
Dec. 31, 2015
Fair Value Disclosures [Abstract]
Fair Value Measurements

NOTE 11—FAIR VALUE MEASUREMENTS

Cash equivalents and restricted cash equivalents are classified as Level 1 as they have readily available market prices in an active market. As of December 31, 2015 the Company held $1,000 of Money market funds classified as level 1 investments. The following summarizes the financial instruments of the Company, measured at fair value on a recurring basis, based on the valuation approach applied to each class of security as of December 31, 2014 (in thousands):

	Fair Value Measurement at Reporting Date Using
	Balance at December 31, 2014	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Cash equivalents:
Money market funds	$1	$1	$—	$—
Restricted cash equivalents:
Money market funds	14,214	14,214	—	—

Total assets	$14,215	$14,215	$—	$—

The carrying amounts of the Company’s accounts receivable, accounts payable and accrued and other liabilities approximate their fair values due to their short maturities.

Components of long-term debt including the associated interest rates and related fair values (in thousands, except interest rates):

Issuance	December 31, 2015		December 31, 2014		Stated Interest Rate
	Face Value	Estimated Fair Value	Face Value	Estimated Fair Value
2019 Notes	$925,000	$879,906	$925,000	$881,063	6.375%
2020 Notes	930,000	756,788	930,000	792,825	8.75%
2022 Notes	300,000	296,296	—	—	8.875%

Total	$2,155,000	$1,932,990	$1,855,000	$1,673,888	—

The fair value of the 2019 notes, 2020 notes and the 2022 notes was considered a Level 2 measurement as the value was determined using observable market inputs, such as current interest rates as well as prices observable from less active markets.